SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:	May 22, 2003

Date of Earliest Event Reported:	May 20, 2003

Valde Connections, Inc.
(Exact Name of Registrant as Specified in its Charter)

(Former Name of Registrant)

Colorado
(State of Organization)

84-1536670
(I.R.S. Employer Identification No.)

Commission File Number 000-49600

1180 Spring Centre Blvd., Suite 310
Altamonte Springs, Florida 32714
(Address of Principal Executive Offices)

Registrants Telephone Number (including area code): (407) 970-8460

(Former Name and Address of Registrant)

Valde Connections, Inc.

Report on Form 8-K

ITEM 5. OTHER EVENTS

Tuesday, May 20, 2003
Company Press Release
Source: Valde Connections, Inc.

ALTAMONTE SPRINGS, Fla. - (BUSINESS WIRE) - May 20, 2003 - Valde Connections, Inc. VLDE

Valde Connections Completes Financing

Valde Connections, Inc. announced today that it has received the necessary financing to enable the Company to proceed with the first phase of its business plan. The cash funding is part of an equity investment from an institutional investor.

Steven Carnes, CEO of Valde Connections, Inc. stated, "I am especially pleased with today's announcement since I believe that this financing represents a milestone achievement for the Company. We are now in a position to proceed with our previously announced acquisition and build-out plans." Valde Connection, Inc. continues to seek strategic alliances with high profile business such as resort destination hotels. These partnerships will allow the Company to grow "organically" by building clinical day spa and salons in upscale, high traffic locations.

Additionally, the Company intends to continue its multi-faceted approach of acquiring profitable clinical day spa and salons and considering expansion by building locations from the ground up.

About Valde Connections, Inc. VLDE

Valde Connections, Inc. is a publicly traded company trading on the OTC Bulletin Board under the symbol VLDE. The Company plans to open storefront locations throughout the United States that offer a unique blend of personal services. Each location will provide its own combination of hair salon and clinical day spa services. The Company seeks to attract partners, such as hotels that are located in resort destination, as well as other potential high profile business partnerships.

For up to date corporate information about Valde Connections, Inc.
contact Stephen W. Carnes at 407/970-8460.
E-mail: connect@valdeconnections.com

THIS PRESS RELEASE CONTAINS CERTAIN "FORWARD-LOOKING" STATEMENTS, AS DEFINED IN THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. Statements, which are not historical facts, are forward-looking statements. The Company, through its management, makes forward-looking public statements concerning its expected future operations, performance and other developments. Such forward-looking statements are necessarily estimates reflecting the Company's best judgement based upon current information and involve a number of risks and uncertainties, and there can be no assurance that other factors will not affect the accuracy of such forward-looking statements. It is impossible to identify all such factors, factors that could cause actual results to differ materially from those estimated by the Company. They include, but are not limited to, government regulation, managing and maintaining growth, the affect of adverse publicity, litigation, competition and other factors that may be identified from time to time in the Company's public announcements.

Contact Information:
Valde Connections, Inc., Altamonte Springs
Stephen W. Carnes, 407/970-8460
E-mail: connect@valdeconnections.com

Valde Connections, Inc.

Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be singed on its behalf by the undersigned hereunto duly authorized.

Valde Connections, Inc
Registrant

By:	\s\ Stephen W. Carnes
Stephen W. Carnes, President

Dated: May 22, 2003